SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) February 6, 2004


                          LYNCH INTERACTIVE CORPORATION

             (Exact Name of Registrant as Specified in its Charter)
             ------------------------------------------------------


        Delaware                1-15097                      06-1458056
        ---------------------------------------------------------------


  (State or other           (Commission File                (IRS Employer
   Jurisdiction of              Number)                    Identification)
   Incorporation)



                  401 Theodore Fremd Avenue Rye, New York 10580
                  ---------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)



        Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                            -------------


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ITEM 4. Changes in Registrant's Certifying Accountants.
        ----------------------------------------------

     On February 6, 2004, Lynch Interactive Corporation (the "Company") engaged Deloitte & Touche LLP ("D&T") to serve as the Company's new independent auditor. D&T will audit the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2003.

     During the years ended December 31, 2002 and 2003 and through February 6, 2004, the Company did not consult D&T with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LYNCH INTERACTIVE CORPORATION


                                           /s/Robert E. Dolan
                                           ------------------
                                           Robert E. Dolan
                                           Chief Financial Officer



Date: February 6, 2004